EXHIBIT 10.13

                                          SCHEDULE A TO BUSINESS LEASE AGREEMENT

[HEWLETT PACKARD LOGO]         hp financial services


                                                         Lease Number: 5001 B3CO

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  Lessee (full legal name):             KRYPTOSIMA, LLC
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  Tax ID Number:
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  Equipment Description:                  See note 139630-3
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  Equipment Location: (if different from Billing Address)

  Street Address:   98 Shoreline Way
  City:  HAMPTON          County: HENRY          State:GA          Zip:30228
  Area Code/Phone No.:
  Area Code/Fax No.:

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  Vendor Information: (NAME)        AVNET COMPUTER
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  Street Address:   3011 S 52ND STREET
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  City: TEMPE          County:          State: AZ          Zip:85282
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  Area Code/Phone No: 602 367 1100                      Area Code/Fax No:
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  Initial Term                    Base Lease Payment     ADVANCE LEASE PAYMENT
  48 Months                       $700.28                $74930

  End of Term PURCHASE OPTION
                                  DOCUMENTATION FEE      TOTAL ADVANCE REQUIRED
  $1 B.O.                         $75.00                 $82430


LESSEE'S END OF TERM OPTIONS:

If you have on a timely basis fully complied with all the terms and conditions of this Lease, you may choose to exercise one of the following options upon the natural expiration of the initial term or any renewal term, provided however, you must give us written notice not less than ninety (90) days before expiration of the relevant term:

1. EQUIPMENT PURCHASE OPTION: You may purchase the Equipment for the Purchase Price (as defined below) on an "all or none" and "asis, where-is" basis, without any representations or warranties, including no warranties of merchantability or fitness for a particular purpose. "Purchase Price" means (a) if you have selected a FMV End of Term Purchase Option (as indicated above), the then Fair Market Value (as defined below) of the Equipment (plus all applicable sales taxes), or (b) if you have selected a 10% End of Term Purchase Option (as indicated above), an amount equal to ten percent (10%) of the original Equipment cost (plus all applicable sales taxes), or (c) if you have selected a $1.00 End of Term Purchase Option (as indicated above), and amount equal to one dollar ($1.00) (plus all applicable sales taxes). "Fair Market Value" means the price that a willing buyer (who is neither a lessee in possession nor a used equipment dealer) would pay for the Equipment in an arm's-length transaction to a willing seller under no compulsion to sell; rovided, however, that in such determination: (i) the Equipment will be assumed to be in the condition in which it is required to be maintained and returned under this Lease, (ii) in the case of any installed Equipment, that Equipment shall be valued on an installed basis, and (iii) costs of removal from the current location shall not be a deduction from such valuation. If you and we are unable to agree on the Fair Market Value of the Equipment at least thirty (30) days before Lease expiration, we will appoint an independent appraiser (reasonably acceptable to you) to determine the Fair Market Value and such appraiser's determination will be final, binding and conclusive. You will bear all costs associated with any such appraisal.

2. LEASE RENEWAL OPTION: You may renew the Lease at the then Fair Market Rental Value. "Fair Market Rental Value" means the amount of periodic rent that would be payable for the Equipment in an arm's length transaction between an informed and willing lessee and an informed and willing lessor, neither under compulsion to lease. Such amount will not be reduced by the costs of removing any Equipment from its current location or moving it to a new location. In the event of such an election, Lessee shall enter into a mutually agreeable renewal agreement with Lessor on or before the last day of the then applicable term confirming the period for which the Lease is to be renewed (the "Renewal Term"), and the amount of Rent and the times at which such Rent is to be payable during the Renewal Term.

3. EQUIPMENT RETURN OPTION: You may return the Equipment, at your expense, to a location designated by us on or before the last day of the Lease term. Upon return, the Equipment must be in the same condition as when you first received it (excepting only reasonable wear and tear) and include all original parts, attachments and accessories. You must also return to us all copies of any operating system software (including any certificate of authenticity, end user license agreement, any CD-ROM, diskettes or other media relating to such software and any other materials delivered with such software) you received with the Equipment.

ADVANTAGE PROTECTION PLUS PROGRAM MONTHLY FEE: 0.20% OF LESSOR'S ORIGINAL EQUIPMENT COST. SEE EXHIBIT I FOR THE COMPLETE TERMS AND CONDITIONS OF THE ADVANTAGE PROTECTION PLUS PROGRAM.




                                              LESSEE (INITIAL):  X
                                                               -----------------

                                          SCHEDULE B TO BUSINESS LEASE AGREEMENT

[HEWLETT PACKARD LOGO]         hp financial services

                                                          LEASE NUMBER: 5001B3C0


                          ADVANCE PAYMENT AUTHORIZATION

              ONE-TIME AUTHORIZATION FOR YOUR ADVANCE PAYMENT ONLY


This Advance Payment Authorization will allow us to electronically reproduce a duplicate check drawn against your business deposit account for your advance payment and document fee in the amount specified in Schedule A utilizing the services of SpeedpayTM* or such other electronic payment processing service as we deem appropriate. This check will then be deposited with our bank and credited towards your account with us. Your hereby consent and agree to our reproduction and processing of your check.

Please follow the simple steps set forth below for expedited processing of your advance payment check. We will be able to promptly issue a purchase order to the Vendor for the Equipment upon receipt of your executed Lease (including the information required by this authorization).

If you are executing this Lease manually (i.e., by sending or faxing a manually signed paper copy of this Lease to us, then please follow these 3 easy steps

      1.    Write "VOID" on your company check

      2. Photocopy the voided check, attach the photocopy to this Lease and send it to us (or fax the photocopy of the voided check to us along with a signed copy of this Lease at fax number 303649-5737


      3. Record the check number, along with the total amount of the advance payment shown on Exhibit A plus the documentation fee of $75.00, in your check register.


If you are executing this Lease electronically, then please follow these 3 easy steps:

      1.    Write "VOID" on your company check

      2. Type in the information requested below in the facsimile check (i.e., check number, ABA Number and Account Number) exactly as it appears on your voided check.

      3. Record the check number, along with the total amount of the advance payment shown on Exhibit A plus the documentation fee of $75.00, in your check register.






                           +-------------------------+
                           |                         |
                           |           N/A           |
                           |                         |
                           +-------------------------+

*     Speedpay is registered trademark of Ecommerce Group Products, Inc.


                                              LESSEE (INITIAL):  X
                                                               -----------------

                                           EXHIBIT I TO BUSLNEAS LEASE AGREEMENT
                                                       ADVANTAGE PROTECTION PLUS


[HEWLETT PACKARD LOGO]         hp financial services


                                                         Lease Number: 5001 B3CO

Terms and Conditions

        In exchange for your timely payment of a periodic fee (the "Advantage Protection Plus Fee") in the amount and at the times set forth on Schedule A hereto during the term of the Lease, and subject to the terms below, we will retain the risk of Loss (as defined below) of any of the Equipment provided that
1) you notify us within 30 days of the occurrence of a Loss, 2) if the Loss results from fire, you provide us with a certified report from your local fire department within 60 days of the date of loss and 3) if the Loss results from theft, you provide us with a certified report from your local police department within 60 days of the date of loss. "Loss" means accidental damage or accidental loss to the relevant Equipment, subject to the exclusions described below.

        THE ADVANTAGE PROTECTION PLUS FEE DOES NOT COVER AND YOU WILL BE RESPONSIBLE FOR ANY LOSS OR DAMAGE THAT 1) RESULTS FROM YOU OR YOUR AGENTS' INTENTIONAL CONDUCT OR FROM A BREACH BY YOU OF YOUR OBLIGATIONS UNDER THIS LEASE OR 2) IS ALSO COVERED UNDER ANY WARRANTY, EXTENDED WARRANTY, SERVICE CONTRACT OR MAINTENANCE AGREEMENT OFFERED BY THE MANUFACTURER OR ANY RESELLER OR 3) RELATES TO OPERATIONAL OR STRUCTURAL FAILURE DUE TO A DEFECT IN MATERIALS OR WORKMANSHIP OR NORMAL WEAR AND TEAR OR 4) IS ALSO COVERED UNDER ANY INSURANCE POLICY OR CONTRACT.

        Instead of paying the Advantage Protection Plus Fee, you may elect to bear all risk of loss or damage to the Equipment, in which case you must procure all risk replacement cost insurance for the Equipment and provide us with a valid certificate of insurance, acceptable in form and substance to us in our sole discretion, naming us as loss payee and requiring the insurer to provide us with at least fifteen day's prior notice of any termination of insurance ("Certificate"). If you fail to provide us with a Certificate within 21 days of the acceptance date, you will automatically be enrolled in the Advantage Protection Plus program and charged the Advantage Protection Plus Fee beginning on the date of our next following invoice to you. Thereafter, you may withdraw from the Advantage Protection Plus Program by providing us with a Certificate. Any such withdrawal will be effective as of the date of our next invoice to you following our receipt of the Certificate (or, if we receive the Certificate less than 15 business days prior to the date of our next invoice, the date of our second invoice to you after we receive the Certificate).

        Upon the occurrence of a Loss, if you have timely paid the Advantage Protection Plus Fee and have paid and performed all of your obligations under this Lease, we shall either repair the Equipment subject to the Loss or replace the Equipment subject to the Loss with substantially similar equipment (we shall have the sole discretion to determine whether to repair or replace), and this lease shall remain in full force and effect for its remaining term as if such Loss had not occurred; provided, however, that you agree to follow such reasonable procedures as we may specify. We shall not be responsible for reconfiguring space to accommodate replacement equipment if such equipment is not of identical dimensions to the Equipment subject to the Loss.

                 Upon the occurrence of a Loss, if you have failed to pay or perform any of your obligations under this Lease or have failed timely to pay the Advantage Protection Plus Fee through and including the payment date immediately preceding the date on which the Loss occurred, you agree immediately upon notice to pay to us that portion of the present value of all payments provided under this Lease that we determine to be attributable to the Equipment subject to the Loss based on the ratio of (i) the original equipment cost of the Equipment subject to the Loss to (ii) the original equipment cost of all Equipment, as determined by us in our sole discretion (the "Loss Ratio"), plus our original booked value of the Equipment subject to the Loss as of the end of the Lease. Upon our receipt of such payment, this Lease shall terminate with respect to the Equipment subject to the Loss (but shall remain in full force and effect with respect to all other Equipment for its remaining term as if such Loss had not occurred), the Equipment subject to the Loss shall become your property and your Lease payments for the remaining term of the Lease shall be reduced as soon as is practicable on a pro rata basis based on the Loss Ratio,

        We reserve the right to discontinue the Advantage Protection Plus program at any time upon notice to you. If you are participating in the Advantage Protection Plus program and we discontinue it, you will be responsible for all risk of loss or damage to the Equipment upon receipt of such notice and will be obligated to procure all risk replacement cost coverage for the Equipment. If you fail to do so within 30 days of the date of such notice, we will have the right to procure such insurance for you and the premium and an administrative charge to be specified in such notice will be included in subsequent invoices.

        WHETHER OR NOT YOU ELECT TO PAY THE ADVANTAGE PROTECTION PLUS FEE, YOU AGREE TO MAINTAIN ADEQUATE LIABILITY INSURANCE COVERAGE FOR THE EQUIPMENT,
NAMING US AS ADDITIONAL INSURED AND, UPON OUR REQUEST, TO FURNISH TO US A CERTIFICATE SHOWING THAT YOU HAVE SUCH COVERAGE.

        IN THE EVENT OF LOSS OF OR DAMAGE TO THE EQUIPMENT, PLEASE CALL 1-800-851-5115 SO WE CAN DETERMINE HOW BEST TO ASSIST YOU.


                                              LESSEE (INITIAL):  X
                                                               -----------------

[HEWLETT PACKARD LOGO]         hp financial services


                                                         Lease Number: 5001 B3CO



                       DELIVERY AND ACCEPTANCE CERTIFICATE




        Hewlett-Packard Financial Services Company ("we", "us" or "our") and KRYPTOSIMA. LLC ("you" or "your") are parties to the Business Lease Agreement (the " Lease") identified by the Business Lease Agreement Number specified above. The Business Lease Agreement and its exhibits together comprise a Lease that is being accepted and commenced pursuant to this Delivery and Acceptance
Certificate. All capitalized terms used in this Delivery and Acceptance Certificate without definition have the meanings ascribed to them in the Lease .

        1. LEASE ACCEPTANCE. You hereby acknowledge that the Equipment described in the Schedule A or if different, the Equipment described In the attached invoice or other attachment hereto, has been delivered to the Equipment Location specified below, inspected by you and found to be in good operating order and condition, and has been unconditionally and irrevocably accepted by you under the Lease evidenced by the Business Lease Agreement as of the Acceptance Date set forth below.

        2. LESSEE ACKNOWLEDGEMENTS. You hereby agree to faithfully perform all of your obligations under the Business Lease Agreement and reaffirm, as of the date hereof, your representations and warranties as set forth in the Business Lease Agreement. You hereby acknowledge your agreement to pay us Lease payments, as set forth in the Schedule, plus any applicable taxes, together with all other costs, expenses and charges whatsoever which you are required to pay pursuant to the Business Lease Agreement , in each instance at the times and in the manner set forth in the Business Lease Agreement, respectively.

         3. EQUIPMENT LOCATION. The Equipment has been installed and is located at the following Equipment Location:


         -----------------------------------------------------------------------

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                                         LESSEE: KRYPTOSIMA, LLC


                                         BY:
                                            ------------------------------------


                                         ---------------------------------------
                                         Name and Title

                                         Acceptance Date:
                                                         -----------------------

                            BUSINESS LEASE AGREEMENT
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Lessee (Complete Legal Name): KRYPTOSIMA, LLC            Lease Number: 5001 B3CO
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Billing Address: 98 SHORELINE WAY                             Tax ID Number.
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City: HAMPTON                    County:                    State: GA Zip: 30228
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Area Code/Phone No- 770-471-4944        Area Code/Fax No.
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This  lease  (including  the  attached  Schedules  A and B and  Exhibit  1, this
"Lease") refers throughout to Lessee as "you" or "your" and to Lessor as "we", "us" or "our". In consideration of our purchase of the equipment described on Schedule A (the "Equipment"), you hereby lease the Equipment from us for your business purposes only (and not for personal, family or household purposes), subject to all terms and conditions of this Lease. You acknowledge that you selected the vendor as identified in Schedule A (the "Vendor") and all such Equipment without our assistance. You agree that this Lease is a net lease so you will pay, by Lease payment Increase or upon our demand, all costs connected with the Lease and the Equipment, such as taxes (e.g., property, sales and use taxes). Insurance, repairs, maintenance, shipping, filing fees, collection costs, bad check charges, and reasonable attorneys' fees. You authorize us to adjust your Lease payment by up to twenty percent (20%) if the actual total cost of the Equipment at acceptance varies from the original estimate. You also authorize us to initiate a debit entry from your business deposit account, designated by you below under the Advance Payment Authorization attached as Schedule B, for any advance payment due under this Lease. Lease payments shall commence on the Acceptance Date, as defined below, and are due in advance on the same date each month. We will hold any advance payments as a non-refundable and noninterest bearing deposit which will be co-mingled with other funds and which will be credited first against the first Lease payment due. Any excess advance payment will be credited against the last Lease payment(s) due. You agree to pay a one-time documentation fee in the amount specified in Schedule A with the first Lease payment to cover account-setup costs. If you do not elect to either purchase the Equipment, renew the Lease or return the Equipment by the end of the Lease term in accordance with the terms of Schedule A hereto, or you fail to comply with your obligations arising from the election, you will continue to pay the original Lease payments for any full or partial month that you keep the Equipment. If you have selected either a FMV or a 10% End of Term Purchase Option (as indicated on Schedule A), then we and you intend this Lease to be a "Finance Lease" as defined in Article 2A of the Uniform Commercial Code (as enacted and in effect in any applicable jurisdiction, the "UCC") and you authorize us to file a UCC financing statement to give public notice of our ownership of the Equipment. If you have selected a $1.00 End of Term Purchase Option or if this Lease is otherwise deemed to be a "lease intended for security", then to secure payment and performance of your obligations under this Lease, you hereby grant us a purchase money security interest in the Equipment and in all attachments, accessories, additions, products, replacements, and proceeds (including insurance proceeds) to and of the Equipment, as well as a security interest in any other equipment we have leased to or financed for you, and you authorize us to file a UCC financing statement to perfect such security interest. You hereby appoint us as your attorney-in-fact to sign any UCC financing statements in your name and to modify Schedule A to reflect any Lease payment adjustment provided for above and to complete or modify any Equipment description in Schedule A or any related document to accurately describe the Equipment actually accepted by you.

EXCEPT AS TO QUIET ENJOYMENT, WE MAKE ABSOLUTELY NO REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING NO WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE. You can only make any claim retlating to the Equipment against the Vendor or manufacturer, and you waive any such claim against us. We hereby assign any Equipment warranties during the Lease term for your exercise at your expense. WE WILL NOT BE LIABLE FOR SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, YOU AGREE TO MAKE PAYMENTS TO US WHEN DUE, UNCONDITIONALLY, WITHOUT ABATEMENT OR OFFSET FOR ANY CAUSE AND REGARDLESS OF ANY PROBLEMS WITH THE EQUIPMENT, VENDOR, OR US AND YOU WAIVE ANY CLAIM OR DEFENSE TO ANY LEASE PAYMENT.

You agree to indemnify us against third party claims or other loss or damages, including attorneys' fees, arising directly or indirectly out of Equipment defects, use, or operation, and whether arising out of breach of contract, tort, or strict or product liability. You agree not to move the Equipment or to transfer, sell, sublease, or encumber either the Equipment or any rights under this Lease without our prior written consent. We may freely assign our rights and interests under this Lease without notice to you or your consent. You agree that our assignee will have the same rights and remedies as we do and that our assignee's rights will not be subject to any claims you may have against us. We own the Equipment and, unless you have selected a $1.00 End of Term Purchase
Option, we retain all benefits of ownership and you agree not to take any position inconsistent with our ownership. We may inspect the Equipment and attach Equipment ownership labels. You are solely responsible for the installation, operation, and maintenance of the Equipment, will keep it in good condition, will use it in compliance with applicable law, and wil not attach it to building fixtures. Subject to the terms and conditions of the Advantage Protection Plus program as described in the attached Exhibit 1, you bear all risk of loss or damage to or from the Equipment arising prior to its return to us, and will provide to us a certificate showing that you have all risk replacement cost coverage for the Equipment, naming us as loss payee. Upon the occurrence of any loss or damage to the Equipment, you agree to immediately pay us the present value of all payments provided under this Lease plus the then Fair Market Value of the Equipment. WHETHER OR NOT YOU PAY THE ADVANTAGE PROTECTION PLUS PROGRAM FEE, YOU AGREE TO MAINTAIN ADEQUATE LIABILITY INSURANCE COVERAGE FOR THE EQUIPMENT, NAMING US AS ADDITIONAL INSURED AND, UPON OUR REQUEST, TO FURNISH TO US A CERTIFICATE SHOWING THAT YOU HAVE SUCH COVERAGE.

If you do not pay or perform any obligation under this Lease within 10 days of when such payment or performance is due, or you or any guarantor die, become insolvent or unable to pay debts when due; stop doing business as a going concern; merge, consolidate, transfer all or substantially all of your assets; make an assignment for the benefit of creditors, appoint a trustee or receiver or undergo a substantial deterioration of financial health, we can do any or all of the following: (1) accelerate without notice all payments provided for in this Lease. (2) immediately repossess the Equipment, (3) collect all costs of collection, including reasonable attorneys' fees, (4) collect lost tax benefits and all unpaid amounts due hereunder, (5) sell or relet the Equipment, and (6) exercise all other remedies at law or equity. If we do not receive any payment when due, you will pay a one-time late charge on any overdue payment equal to the greater of $.10/dollar for each lace payment, or $15, plus a charge of 1-1/2% of the late payment for every month after the first month in which the payment is late, but in any case, never to exceed more than the maximum charge allowed by law. in addition, if you are delinquent in payment, you agree to pay a collection call charge of $15 per call and a personal visit charge equal to the greater of $75 or the actual out-of-pocket expenses incurred by us in our collection efforts. Your payments may be applied, as we elect, first to the oldest amount due. Our action or failure to act on any one remedy shall not constitute an election of such as our sole remedy. Any provision of this Lease is severable if unenforceable. Any action or claim by you against us shall be commenced within one year after the cause of action arises or be forever barred.

You agree to sign such other documents and take such other actions as we may require to accomplish the intent and purpose of this Lease. All of your representations, warranties and obligations hereunder shall survive the termination of this Lease. All notices, demands and other communications required to be given under this Lease shall be in writing and shall be deemed to have been given it delivered personally or mailed via certified mail or a nationally recognized overnight courier service. TIME IS OF THE ESSENCE. THIS LEASE SHALL BE DEEMED FULLY EXECUTED AND PERFORMED IN THE STATE OF NEW JERSEY AND SHALL BE

GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS THEREOF. THE PARTIES HERETO EXPRESSLY WAIVE ALL RIGHTS TO A TRIAL BY JURY IN ANY JURISDICTION. YOU WAIVE ANY STATUTORY PROVISIONS WHICH CONFLICT WITH THE TERMS OF THIS LEASE, INCLUDING BUT NOT LIMITED TO UCC ARTICLE 2A SECTION 303 AND SECTIONS 508 THROUGH
522. You acknowledge that neither any Vendor nor any Equipment salesperson Is an agent of ours nor are they authorized to waive or alter the terms of this Lease. Their representations In no way affect any of our rights and obligations as herein set forth. You agree that an executed copy of this Lease bearing our original manual signature and your signature (either an original manual signature or such signature reproduced by means of a reliable electronic form, such as a photocopy, facsimile or, if you have executed this Lease electronically as specified below, a printout of this Lease from our systems bearing your electronic signature), shall be marked "Original* by us and shall constitute the orgy original document for all effective purposes; all other copies shall be duplicates. To the extent this Lease constitutes chattel paper (as defined in the UCC), no security interest in this Lease may be created except by possession or transfer of the executed copy marked "Original" by us.

By signing and Initialing a copy of this Lease where required below (either on paper or electronically) and providing the deposit account Information required by Schedule B, you are agreeing to all of the terms and conditions of this Lease, Including the terms and conditions contained In Schedules A and 8 and
Exhibit 1, each of which Is hereby incorporated by reference Into this Business Lease Agreement. This Lease shall become effective upon our acceptance hereof but we will have no obligation to purchase the Equipment until you have accepted It as set forth below. To execute this Lease electronically, do the following:
(1) type your name (if you are an individual) or the name of the authorized person signing on your behalf on the signature line below; (2) type the signer's name and tills where indicated immediately below the signature line; (3) type the signer's initials and today's date where indicated below; (4) type the signer's initials and click "I Accept" with you mouse where indicated at the bottom of each of Schedules A and B and Exhibit 1 (in the case of Schedule B, after typing in the required deposit account information); and (5) disk "Submit" with your mouse where indicated after Exhibit 1 (collectively, your "ELECTRONIC SIGNATURE"). BY SO EXECUTING THIS LEASE ELECTRONICALLY, YOU AGREE TO CONDUCT THIS TRANSACTION IN ELECTRONIC FORM, AND UNDERSTAND AND AGREE THAT YOU ARE SIGNING AND AUTHENTICATING THIS LEASE AND AGREEING TO BE LEGALLY BOUND BY ITS TERMS. YOU ALSO UNDERSTAND THAT A RECORD OF THIS LEASE AND YOUR ELECTRONIC SIGNATURE WILL BE STORED IN ELECTRONIC FORM BY US. YOU INTEND BOTH YOUR ELECTRONIC SIGNATURE AND THE ELECTRONIC RECORD OF IT TO BE YOUR LEGAL SIGNATURE TO THIS LEASE.

                        LESSEE SIGNATURE HERE AND BELOW*

BY.,  X_______________________________________

Print Name and Title of Signatory;__________________________

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                         READ CAREFULLY BEFORE SIGNING
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THIS LEASE IS NON-CANCELLABLE  AND IS OUR FULL AND FINAL AGREEMENT.  MERGING ALL
PRIOR UNDERSTANDINGS, AND CANNOT BE MODIFIED OR TERMINATED EXCEPT BY A WRITTEN AGREEMENT SIGNED BY YOU AND BY A CORPORATE OFFICER OF OUR COMPANY. YOU WARRANT TO US THAT YOU HAVE RECEIVED. REVIEWED AND APPROVED YOUR VENDOR'S WRITTEN SUPPLY CONTRACT COVERING THE EQUIPMENT TERMS OF SALE AND WARRANTIES. YOU HEREBY AUTHORIZE US TO PURCHASE THE EQUIPMENT IN RELIANCE SOLELY UPON YOUR STATEMENTS HEREIN. BY YOUR INITIALS BELOW, YOU SHALL BE DEEMED TO HAVE IRREVOCABLY ACCEPTED THE EQUIPMENT 10 BUSINESS DAYS AFTER SHIPMENT OF THE EQUIPMENT TO YOU UNLESS WE RECEIVE YOUR WRITTEN REJECTION PRIOR TO THE END OF THE 10-DAY PERIOD. HOWEVER, YOU AGREE TO EXECUTE AND DELIVER TO US A DELIVERY AND ACCEPTANCE CERTIFICATE UPON OUR REQUEST. "ACCEPTANCE DATE" MEANS THE FIRST BUSINESS DAY FOLLOWING THE EXPIRATION OF SUCH 10-DAY PERIOD OR SUCH OTHER DATE SET FORTH IN ANY DELIVERY AND ACCEPTANCE CERTIFICATE REQUESTED BY US. THE TERM OF THIS LEASE SHALL BEGIN ON THE ACCEPTANCE DATE.


LESSEE (INITIAL): X                                      DATE:
                   --------------------------------           ------------------

ACCEPTED BY:  HEWLETT-PACKARD FINANCIAL SERVICES COMPANY

BY:                                                      DATE:
   -----------------------------------------------            ------------------

In consideration of this Lease of Equipment to Lessee, and intending to be legally bound, the undersigned ("Guarantor") personally, irrevocably and unconditionally guarantees payment and performance of, and as a primary debtor agrees to be jointly and severally liable for (without becoming entitled to the benefits of) all terms and conditions of this Lease until all obligations under this Lease are satisfied, including payment of collection costs and attorneys' fees. WE MAY PROCEED AGAINST THE GUARANTOR IN THE FIRST INSTANCE WITHOUT RESORTING TO OTHER REMEDIES, AND THE GUARANTOR WAIVES ANY STATUTORY OR OTHER RIGHT TO REQUIRE OTHERWISE. Guarantor waives subrogation rights; waives defenses and rights relating to impairment, invalidity, modification, extension of the Lease, or relating to substitution, dishonor, release or compromise of Lessee; waives demand, protest, presentment; and waives all notices related to any of the foregoing. It Guarantor is executing this Guaranty electronically, do so by
(1) typing Guarantor's name and social security number on the signature line below, and (2) clicking "Submit" with Guarantor's mouse where indicated below (collectively, "GUARANTOR ELECTRONIC SIGNATURE"). BY 50 EXECUTING THIS GUARANTY ELECTRONICALLY, GUARANTOR AGREES TO CONDUCT THIS TRANSACTION IN ELECTRONIC FORM, AND UNDERSTANDS AND AGREES THAT GUARANTOR IS SIGNING AND AUTHENTICATING THIS GUARANTY AND AGREEING TO BE LEGALLY BOUND BY ITS TERMS. GUARANTOR ALSO UNDERSTANDS THAT A RECORD OF THIS GUARANTY AND THE GUARANTOR ELECTRONIC SIGNATURE WILL BE STORED IN ELECTRONIC FORM BY US. GUARANTOR INTENDS BOTH THE GUARANTOR ELECTRONIC SIGNATURE AND THE ELECTRONIC RECORD OF IT TO BE GUARANTOR'S LEGAL SIGNATURE TO THIS GUARANTY.

                            GUARANTOR SIGNATURE HERE

BY: X                                             SOC. SEC #
   -------------------------------------------              --------------------

[HEWLETT PACKARD LOGO]         hp financial services


September 4, 2003
Dear Customer:

Thank you for choosing HP Financial Services as your leasing source. We are glad we could be of assistance in helping you get the technology solutions you need for your business. To expedite the shipment of your equipment, it is very important for you to review the enclosed lease documents and to follow these step-by-step instructions for completing your lease transaction. PLEASE REMEMBER THAT YOUR EQUIPMENT CAN'T BE SHIPPED UNTIL YOU COMPLETE AND RETURN THESE DOCUMENTS.

1. Please carefully review the enclosed lease documents for the equipment you ordered from A VNET COMPUTER. IF ANY CHANGES NEED TO BE MADE TO THESE DOCUMENTS, PLEASE CALL 303 649 5658.

2. Please have an individual authorized to sign legal documents sign, date and initial the documents where indicated.

3. AN ADVANCE LEASE PAYMENT IS REQUIRED ALONG WITH THE SIGNED DOCUMENTS. To expedite, please fill out the SpeedPay authorization form and attach a copy of a VOIDED check. Execution of this form will provide us with a one-time authorization to electronically reproduce your advance check. We will utilize your check number. Upon commencement of your Lease, this check will be automatically credited to your account. Record the check number, along with the total amount of the advance payment shown on Exhibit A plus the documentation fee of $75.00, in your check register.

4. PLEASE FAX THE EXECUTED LEASE AND THE COMPLETED SPEEDPAY FORM TO 303-649-5737. WE WILL EXPEDITE YOUR EQUIPMENT order immediately UPON receipt of these documents.

5. Per the terms of the agreement, you agree that you shall be deemed to have irrevocably accepted the equipment under any lease 10 business days after shipment of the equipment to you unless we receive your written rejection prior to the end of the 10-day period. However, you agree to execute and deliver to us a Delivery and Acceptance Certificate in the form of Exhibit D with respect to any lease upon our request. If an acceptance certificate is sent to you, when you receive the equipment, please sign the Delivery and Acceptance form and the Schedule A attached to it and return both to us by fax at 303-649-5737. "Acceptance Date" means the first business day following the expiration of such 10-day period or such other date set forth in any Delivery and Acceptance Certificate requested by us. The term of the lease shall begin on the related acceptance date.

6. Your lease agreement requires that you either enroll in HP FINANCIAL SERVICES' ADVANTAGE PROTECTION PLUS PROGRAM, WHICH protects you from the risk of accidental total loss or total destruction OF ANY OF THE EQUIPMENT YOU LEASE FROM HP FINANCIAL Services, or provide proof of all risk replacement cost insurance coverage for the leased equipment. You don't need to do anything to get Advantage Protection PLUS; we'll enroll you automatically if we don't receive an insurance certificate within 21 days of the acceptance date. The monthly cost of Advantage PROTECTION PLUS is 0.2% of the original equipment cost and will be added to your payment each month.

7. If you do not want to get Advantage Protection PLUS, you must provide us with an insurance certificate naming us as loss payee. After faxing the Lease Agreement to us, please contact your agent to request coverage listing Hewlett-Packard Financial Services Company as "loss payee" and "additional insured" as soon as possible. YOUR AGENT SHOULD PRINT OR TYPE YOUR LEASE NUMBER (FROM THE UPPER RIGHT HAND CORNER OF YOUR LEASE) ON THE INSURANCE CERTIFICATE AND FAX THE CERTIFICATE TO US AT (908) 898-4170 OR MAIL IT TO HEWLETT-PACKARD FINANCIAL SERVICES COMPANY AT 420 MOUNTAIN AVENUE, P.O. BOX 6 MURRAY HILL, N.J. 07974-0006 IF WE DON'T RECEIVE YOUR CERTIFICATE WITHIN 21 DAYS OF THE ACCEPTANCE DATE, YOU WILL AUTOMATICALLY BE ENROLLED IN THE ADVANTAGE PROTECTION PLUS PROGRAM.

AGAIN, THANK YOU FOR CHOOSING HP FINANCIAL SERVICES AS YOUR LEASING SOURCE. IF YOU HAVE ANY QUESTIONS OR CONCERNS, PLEASE DON'T HESITATE TO CALL US AT 1-888-277-5944.

Sincerely,

Terri Holt
Contract Administration Services 303 649 5658


[HEWLETT PACKARD LOGO]                    hp financial services



                                                 420 MOUNTAIN AVENUE, P.O. BOX 6
                                                    MURRAY HILL, N.J. 07974-0006